Commercial Aviation

11th Annual Financial Opportunities Conference

January 31, 2002

Safe Harbor Statement

This presentation contains forward-looking statements and information that are based on management's current expectations as of the date of this document. When used herein, the words "anticipate," "believe," "estimate" and "expect" and similar expressions, as they relate to the Company's management, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in such forward looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, the following: general economic factors affecting the industry and the Company; fuel prices; competition within the industry; changes in consumer preferences; regulatory changes; and economic conditions in key markets. Additional information containing factors that could cause actual results to differ from those in the forward-looking statements are contained in the Company's Form 10-K and other filings with the Securities and Exchange Commission.

Executive Summary

- ATA has a diverse mix of scheduled and charter operations backed by 29 years of experience
- ATA has turned a niche market at Chicago Midway into a profitable franchise with steady growth potential
  - ATA's business model provides customers with low-fare non-stop and one-stop flights from and through Chicago Midway
- Our low-cost, low-overhead business model has helped generate top-tier financial performance in a difficult period
- A rapid re-fleeting to new Boeing aircraft is improving the fundamental operating performance of the company
- Aggressive self-help steps were taken to mitigate the impact of terrorist attacks
  - ATA's year-over-year changes in revenue, yield, RASM, load factor, capacity, and traffic are at the top of the industry

- ATA's revenue diversity has benefited its performance since the 9/11 terrorist attacks

ATA's Revenue Sources

2001 Airline Capacity



100%
80%
60%
40%
20%
0%
Available Seat Miles
13%
Military
16%
Charter
71%
Scheduled Service
5%
Other
10%
Indianapolis
18%
Hawaii
67%
Chicago Midway
2001 ASMs
ASMs by Gateway

ATA is the Leading US Charter Carrier

Market Share in Commercial and Military Charter


100%
80%
60%
40%
20%
0%
Market Share
Others
51%
Ryan
10%
World
15%
ATA
24%
Others
52%
ATA
48%
Commercial Charter
Military Charter

Key Advantages of Charter Business

- Charter purchasers buy the entire aircraft, thereby assuming the seat risk, providing ATA with a predictable revenue stream and margin

- Charters provide a natural fuel hedge, due to contractual obligation of the purchaser to reimburse for fuel escalation

Source: Commercial Charter: Form 41 Data, TTM Q4 2000 to Q3 2001
Military Charter – 2000 Market Share

American Trans Air

- ATA leads the industry in scheduled service passenger growth for the past 5 years

Scheduled Service Growth Leads the Industry

5 Year Passenger Growth



Percentage Growth
60%
50%
40%
30%
20%
10%
0%
49%
43%
29%
25%
17%
12%
12%
11%
7%
2%
ATA
Southwest
Continental
Alaska
America West
US Airways
Delta
Northwest
American
United

Source: Form 41 data

Enplaned Passengers – 2001 (12 Months ended June) versus 1996 (12 Months ended June)

American Trans Air

- In the last 12 months ATA has carried 5 million passengers to and from Chicago and 900 thousand passengers to and from Indianapolis

ATA Has A Significant Hub in Chicago

ATA Scheduled Service Routes

Chicago RPM Share*


ATA
9%

Indianapolis RPM Share*


ATA
19%


ATA's Nonstop Routes
Boston
New York-LGA
Newark
Philadelphia
Washington, D.C.-IAD
Minneapolis/St. Paul
Chicago
Indianapolis
Seattle
Denver
San Francisco
Las Vegas
Phoenix
Dallas
Los Angeles
St. Pete
Sarasota
Ft. Myers
Orlando
Ft. Lauderdale
Miami
Cancun
Grand Cayman
San Juan
Guadalajara
Aruba
Maui
Honolulu
ATA CONNECTION ROUTES
Milwaukee
Grand Rapids
Madison
Chicago
South Bend
Des Moines
Springfield
Indianapolis
Dayton

* From Onboard CD

Revenue Passenger Miles (RPMs) Share based on Q3 2000 to Q2 2001 RPM data

American Trans Air

- Midway has accounted for all of the growth in Chicago air travel over the last decade
- As of November 2001, 20% of Chicago travelers used Midway

Midway Accounts for all Chicago Air Travel Growth

Midway Departure Growth, Enplanements, Traffic

Departure Growth



Percent of 1993 Departures
250%
200%
150%
100%
50%
Chicago-Midway
O'Hare
1993
1994
1995
1996
1997
1998
1999
2000
2001 TTM

Over 80% of Enplanements and Traffic on ATA, Southwest



100%
80%
60%
40%
20%
0%
1,124,046
Other
17%
ATA
39%
Southwest
44%
1,403,915
Other
15%
Southwest
35%
ATA
50%
November 2001 Enplanements
Q3 RPMs

Source: Onboard, 2001 TTM is Q4 2000 to Q3 2001
O'Hare shows domestic enplanements only

- ATA has been able to simultaneously grow capacity and unit revenue at its Midway hub
- Annual capacity growth has averaged nearly 29% while increasing RASM 2.6% yearly
- Through August 2001, RASM growth averaged 8.3%

ATA's Midway Growth has been Profitable

ATA Capacity and RASM Growth at Chicago-Midway


CAGR
RASM 2.6%
ASM 29%
RASM (cents)
ASMs (Millions)
9
6
3
0
12,000
10,000
8,000
6,000
4,000
2,000
0
6.57
6.98
7.30
7.72
7.28
1997
1998
1999
2000
2001

Source: Market Planning; Strategic Planning Analysis

Operating Performance

(Post September 11, 2001)

Net Bookings up 16% in December

Scheduled Service Status Update

	September (Post Attack)	October	November	December
Average Scheduled Service Load Factor	50.7%	69.0%	73.4%	69.8%
Year-Over-Year Load Factor Point Change	-15.3%	0.3%	-1.1%	0.2%
Average Daily Scheduled Service Bookings	6,001	21,802	20,366	15,212
% of 2000 Average Daily Bookings for Same Period	29.8%	82.7%	108.6%	116.4%
Year-Over-Year Capacity Change	-2.2%	-0.5%	4.2%	5.5%

Load Factors Near Previous Year Levels

ATA's Daily Load Factors


Terrorist Attack
2001 Load Factors
2000 Load Factors
7 Day Moving Average
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1-Sep
8-Sep
15-Sep
22-Sep
29-Sep
6-Oct
13-Oct
20-Oct
27-Oct
3-Nov
10-Nov
17-Nov
24-Nov
1-Dec
8-Dec
15-Dec
22-Dec
29-Dec

Updated through 12/31/01

Bookings Improve

ATA's Daily Net Bookings



Terrorist Attack
2nd Anthrax Case
AA 587 Crash
40,000
30,000
20,000
10,000
0
-10,000
7 Day Moving Average
2001 Net Bookings
2000 Net Bookings
1-Sep
8-Sep
15-Sep
22-Sep
29-Sep
6-Oct
13-Oct
20-Oct
27-Oct
3-Nov
10-Nov
17-Nov
24-Nov
1-Dec
8-Dec
15-Dec
22-Dec
29-Dec

Updated through 12/31/01

American Trans Air

- Unit revenue growth in Chicago has helped ATA outperform the industry in a difficult year

Scheduled Service Unit Revenue Performance Strong vs. Industry



ATA
Major Carriers
Percentage Change in RASM
20%
10%
0%
-10%
-20%
-30%
-40%
Jan-00
Feb-00
Mar-00
Apr-00
May-00
Jun-00
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Year over Year Performance

	December '01
ATA	-7%
Industry	-17%
ATA vs. Industry	+10%

Source: Air Transport Association

Fleet

American Trans Air

- ATA's fleet was one of the oldest in the industry
- With the new aircraft order, ATA's fleet will be the most modern in the industry by August 2002

Rapid Fleet Modernization will Improve Cost Structure

Industry Fleet Age



Average Aircraft Age
25
20
15
10
5
0
20.4
17.2
11.3
11.2
11.1
11.0
10.6
10.2
10.0
8.2
8.0
8.0
6.7
Northwest
ATA (12/31/00)
Delta
US Airways
TWA
ATA (12/31/01)
American
United
America West
Southwest
Continental
Alaska
ATA (8/31/02 Forecast)

Note: Other carriers add aircraft to maintain fleet age
Source: Salomon Smith Barney 2001 Fleet Handbook

ATA's Midway Presence will Double

Midway Gate Plan and Aircraft Opportunity

Jet Gates	12/2001	12/2002	12/2003	12/2004
ATA	**8**	**10**	**10**	**14**
Southwest	13	14	19	19
Other	9	6	10	10
Total	30	30	39	43
Daily ATA Jet Departures	54	79	83	112
Midway Aircraft Required	25	36	38	51
vs. 2001		+11	+13	+26

Source: Strategic Planning Analysis

ATA Fleet Plan

Aircraft Operated at quarter-end

	Q1 2002	Q2 2002	Q3 2002	Q4 2002
727	10	0	0	0
737	18	24	25	30
757	23	24	25	25
L1011	14	13	13	13
Total	**65**	**61**	**63**	**68**

American Trans Air

- ATA has begun to experience significant cost improvements attributable to improved reliability
- Every point of improvement in reliability means 86,000 fewer delayed passengers annually

New Fleet Improves Reliability

2001 ATA Scheduled Service Aircraft Reliability



New Aircraft Deliveries Begin
Aircraft Reliability
100%
99%
98%
97%
96%
95%
94%
93%
92%
91%
90%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

Source: ATA Maintenance Programs and Reliability Engineering

- New aircraft create a cash maintenance honeymoon in the first several years of service
- ATA is benefiting from retiring 727's and L1011-50's with heavy maintenance requirements

Maintenance CAPEX Falls as Capacity Increases

Engine and Airframe Overhaul Capital Expenditures 1999-2002


Maintenance CAPEX ($000s)
CAPEX/ASM
Mx CAPEX
CAPEX/ASM
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$0.008
$0.007
$0.006
$0.005
$0.004
$0.003
$0.002
$0.001
$0.000
$71,445
$77,230
$54,281
$43,099
1999
2000
2001
2002

Note: 2002 expenditures are estimated

American Trans Air

- Even with an older fleet, ATA has a unit cost advantage
- Transition to a fleet of B737-800's and B757's will improve fundamental cost structure

New Fleet Savings vs. B727-200

Airline	Aircraft	Seats	Direct Operating CASM
Southwest	B737-700	137	12%
ATA	B737-800	175	25%
ATA	B757-200	216	25%
ATA	B757-300	247	27%

ATA Has Remained Low Cost Even With Its Old Fleet

Airline-Only Unit Costs, Year-ending Q2 2001



Cost per Available Seat Mile (cents)
16
14
12
10
8
6
4
2
0
13.7
11.3
11.2
10.3
10.2
10.0
9.8
9.7
8.9
7.7
7.3
US Air
American
United
Northwest
Continental
Alaska
Delta
Airtran
AmericaWest
Southwest
ATA

Note: Data from carrier Form 41 Q3 2000 to Q2 2001. Excludes non-airline subsidiaries as well as commuters.

2002 Deliveries Expand Midway Hub

- ATA will take delivery of new aircraft in 2002
  - **16** B737-800's
  - **5** B757-300's
  - **1** B757-200 (one retirement in mid-year)
  - all deliveries pre-financed
- ATA will open up its Federal Inspection Service facility and begin international flights from Chicago-Midway in February 2002
  - Guadalajara (ethnic VFR travel)
  - Aruba, Cancun, Grand Cayman (vacation travel)
- 2 new domestic markets likely in 2002

- Passenger processing technology will be a key to airline differentiation in the post - 9/11 market

Investment in Technology for Customer Service

	Current Usage	Planned Usage
Curbside Check-in	MDW IND LAX	SFO LGA DCA
Electronic Gate Readers	MDW IND LAX SJU EWR	SFO (April 2002) LGA (April 2002) DCA (April 2002) Additional expansion potential in 2002
Kiosks	MDW IND	Potential expansion in 2002
PDA	None	Test Markets in 2002


Curbside Check-in



- Approximately 29% of ATA's 2001 capacity was in military and charter flying

Military and Charter Business Mitigate 2002 Risks

- **Military**
  - Average of 5+ aircraft dedicated throughout 2002
  - Potential for 2 incremental aircraft flying from February through July to support 90-day Afghanistan troop rotations
  - Military pays on a guaranteed rate and absorbs any increase in fuel prices
- **Commercial Charter**
  - Using B727-200's through heavy maintenance dates to support Funjet flying
  - Contracted to provide 4 B737-800 aircraft to Funjet for flying from CLE, DTW, ORD, and MKE to Las Vegas and the Caribbean through December 2003
  - Seats are pre-sold to tour operator and fuel price caps are embedded in contracts